UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 31, 2013

Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State of Incorporation)

000-53390	20-2543857
(Commission File Number)	(I.R.S. Employer Identification Number)

294 Grove Lane East, Wayzata, Minnesota 55391

(Address of Principal Executive Offices)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2013 our wholly owned subsidiary, Dakota Plains Transloading, LLC, entered into a second amended and restated member control agreement with Petroleum Transport Solutions, LLC and Dakota Petroleum Transport Solutions, LLC (DPTS). The second amended and restated member control agreement, among other things, (i) incorporates all previous amendments, (ii) re-allocates operational responsibility among the members, including the creation of a “Facility Management Member” and a “Terminal Manager”, (iii) enumerates actions requiring the prior approval of the Board of Governors of DPTS, and (iv) clarifies the indemnification obligations of the parties with respect to each other. A copy of the second amended and restated member control agreement is filed with this current report on Form 8-K as Exhibit 10.1.

In connection with the foregoing, Dakota Plains Transloading, LLC has been appointed to serve as the initial “Facility Management Member” for DPTS, which represents primary responsibility for coordinating and managing the day-to-day operations our Pioneer Terminal located New Town, North Dakota, and primary operational control of the crude oil transloading facility located on that site.

In addition, on December 31, 2013 our wholly owned subsidiary, Dakota Plains Marketing, LLC, entered into a second amended and restated member control agreement with Petroleum Transport Solutions, LLC and DPTS Marketing LLC. The second amended and restated member control agreement, among other things, (i) incorporates all previous amendments, (ii) increases the volume and purchase terms limitations on the Trading Member’s activities (iii) enumerates actions requiring the prior approval of the Board of Governors of DPTS Marketing, and (iv) clarifies the indemnification obligations of the parties with respect to each other. A copy of the second amended and restated member control agreement is filed with this current report on Form 8-K as Exhibit 10.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Dakota Petroleum Transport Solutions, LLC Second Amended and Restated Member Control Agreement dated December 31, 2013

10.2	DPTS Marketing LLC Second Amended and Restated Member Control Agreement dated December 31, 2013

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2013	DAKOTA PLAINS HOLDINGS, INC.

	By:	/s/ Timothy R. Brady
Timothy R. Brady
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
10.1	Dakota Petroleum Transport Solutions, LLC Second Amended and Restated Member Control Agreement dated December 31, 2013	Filed Electronically

10.2	DPTS Marketing LLC Second Amended and Restated Member Control Agreement dated December 31, 2013	Filed Electronically